Investments in Joint Ventures	12 Months Ended
Dec. 31, 2019
Equity Method Investments and Joint Ventures [Abstract]
Investments in Joint Ventures

2.	Investments in Joint Ventures.

Brooksville. In 2006, the Company entered into a Joint Venture Agreement with Vulcan Materials Company to jointly own and develop approximately 4,300 acres of land near Brooksville, Florida. Under the terms of the joint venture, FRP contributed its fee interest in approximately 3,443 acres formerly leased to Vulcan under a long-term mining lease which had a net book value of $2,548,000. Vulcan is entitled to mine a portion of the property until 2032 and pay royalties to the Company. FRP also contributed $3,018,000 for one-half of the acquisition costs of a 288-acre contiguous parcel. Vulcan contributed 553 acres that it owned as well as its leasehold interest in the 3,443 acres that it leased from FRP and $3,018,000 for one-half of the acquisition costs of the 288-acre contiguous parcel. The joint venture is jointly controlled by Vulcan and FRP. Distributions will be made on a 50-50 basis except for royalties and depletion specifically allocated to the Company. Other income for the year ended December 31, 2019 includes a loss of $42,000 representing the Company’s portion of the loss of this joint venture.

BC FRP Realty (Windlass Run). In 2016, the Company entered into an agreement with a Baltimore development company (St. John Properties, Inc.) to jointly develop the remaining lands of our Windlass Run Business Park. The 50/50 partnership initially calls for FRP to combine its 25 acres (valued at $7,500,000) with St. John Properties’ adjacent 10 acres fronting on a major state highway (valued at $3,239,536) which resulted in an initial cash distribution of $2,130,232 to FRP in May 2016. Thereafter, the venture will jointly develop the combined properties into a multi-building business park to consist of approximately 329,000 square feet of single-story office space. On September 28, 2017 BC FRP Realty, LLC obtained $17,250,000 of construction financing commitments for 4 buildings through September 15, 2022 from BB&T at 2.5% over LIBOR. The balance outstanding on these loans at December 31, 2019 was $12,002,000.

RiverFront Holdings II, LLC. On May 4, 2018, the Company and MRP formed a partnership to develop Phase II of our RiverFront on the Anacostia project and closed on construction financing with Eagle Bank. The Company has contributed its land with an agreed value of $16.3 million (cost basis of $4.6 million) and $6.2 million of cash. MRP contributed capital of $5.6 million to the partnership including development costs paid prior to the formation of the partnership and a $725,000 development fee. The Company further agreed to fund $13.75 million preferred equity financing at 7.5% interest rate all of which was advanced through June 30, 2019. The Company records interest income for this loan and a loss in equity in ventures for our 80% equity in the partnership. The loan from Eagle Bank allows draws of up to $71 million during construction at an interest rate of 3.25% over LIBOR. The loan is interest only and matures in 36 months with a 12-month extension assuming completion of construction and at least one occupancy. There is a provision for an additional 60 months extension with a 30-year amortization of principal at 2.15% over seven-year US Treasury Constant if NOI is sufficient for a 9% yield. The loan balance at December 31 was $39,866,000. The Company’s equity interest in the joint venture is accounted for under the equity method of accounting through the construction and lease up period as MRP acts as the administrative agent of the joint venture and oversees and controls the day to day operations of the project.

Bryant Street Partnerships. On December 24, 2018 the Company and MRP formed four partnerships to purchase and develop approximately five acres of land at 500 Rhode Island Ave NE, Washington, D.C. This property is the first phase of the Bryant Street Master Plan. The property is located in an Opportunity Zone, which provides tax benefits in the new communities development program as established by Congress in the Tax Cuts and Jobs Act of 2017. The Company contributed cash of $32 million in exchange for a 61.36% common equity in the partnership. The Company also contributed cash of $23 million as preferred equity financing at 8.0% interest rate. The Company records interest income for this loan and a loss in equity in ventures for our 61.36% equity in the partnership. On March 13, 2019 the partnerships closed on a construction loan with a group of lenders for up to $132 million at an interest rate of 2.25% over LIBOR. The loan matures March 13, 2023 with up to two extensions of one year each upon certain conditions including, for the first, a debt service coverage of at least 1.10 and a loan-to-value that does not exceed 65% and for the second, a debt service coverage of 1.25 and a maximum loan-to-value of 65%. Borrower may prepay a portion of the unpaid principal to satisfy such tests. The loan balance at December 31, 2019 was $5,243,000. The Company and MRP guaranteed $26 million of the loan in exchange for a 1% lower interest rate. The Company and MRP have a side agreement limiting the Company’s guarantee to its proportionate ownership. The value of the guarantee was calculated at $1.9 million based on the present value of the 1% interest savings over the anticipated 48 month term. This amount is included as part of the Company’s investment basis and is amortized to expense over the 48 months. The Company’s equity interest in the joint venture is accounted for under the equity method of accounting as all the major decisions are shared equally.

Hyde Park. On January 27, 2018 the Company entered into a loan agreement with a Baltimore developer to be the principal capital source of a residential development venture in Essexshire now known as “Hyde Park.” We have committed up to $3.5 million in exchange for an interest rate of 10% and a preferred return of 20% after which the Company is also entitled to a portion of proceeds from sale. Entitlements for the development of the property are complete, a homebuilder is under contract to purchase all of the 126 recorded building lots, and settlement is expected in the second quarter of 2020.

DST Hickory Creek. In July 2019, the Company invested $6 million in 1031 proceeds from two sales in 2019 into a Delaware Statutory Trust (DST) known as CS1031 Hickory Creek Apartments, DST.  The Company is 26.65% beneficial owner and receives monthly distributions. The DST owns a 294-unit garden-style apartment community consisting of 19 three-story apartment buildings containing 273,940 rentable square feet on approximately 20.4 acres of land.  The property was constructed in 1984 and substantially renovated in 2016.  The DST purchased the property in April, 2019 for $45,600,000 with ten-year financing obtained for $29,672,000 at 3.74% with a 30 year amortization period, interest only for five years. The Company’s equity interest in the trust is accounted for under the cost method because we don’t have significant influence over the operating and financial policies. Monthly distributions are recorded as equity in gain or loss of joint ventures. Distributions of $123,000 were received in 2019.

Amber Ridge. On June 26, 2019 the Company entered into a loan agreement with a Baltimore developer to be the principal capital source of a residential development venture in Prince Georges County, Maryland known as “Amber Ridge.” We have committed up to $18.5 million in exchange for an interest rate of 10% and a preferred return of 20% after which the Company is also entitled to a portion of proceeds from sale. This project will hold 190 single-family town homes. We are currently pursuing entitlements and have two homebuilders under contract to purchase all of the 190 units upon completion of development infrastructure.

1800 Half Street. On December 20, 2019 the Company and MRP formed a joint venture to acquire and develop a mixed-use project located at 1800 Half Street, Washington, D.C. This property is located in the Buzzard Point area of Washington, DC, less than half a mile downriver from Dock 79 and the Maren. It lies directly between our two acres on the Anacostia current under lease by Vulcan and Audi Field, the home stadium of the DC United. The project is located in an Opportunity Zone, which provides tax benefits in the new communities’ development program as established by Congress in the Tax Cuts and Jobs Act of 2017. The Company contributed cash of $37.3 million. MRP will contribute the remainder of its equity in 2020. The land will be acquired in two pieces over first quarter 2020 and the construction loan is expected to close in the second quarter of 2020. The ten-story structure will have 344 apartments and 11,246 square feet of ground floor retail. The Company’s equity interest in the joint venture is account for under the equity method of accounting because all major decisions are shared equally.

Greenville/Woodfield Partnerships. On December 23, 2019 the Company and Woodfield Development formed a joint venture to develop a mixed-use project located at 408 Jackson, Greenville SC across the street from Greenville’s minor league baseball stadium. The project will hold 227 multifamily units and 4,700 square feet of retail space. It is located in an Opportunity Zone, which provides tax benefits in the new communities’ development program as established by Congress in the Tax Cuts and Jobs Act of 2017. The Company contributed cash of $9.7 million in exchange for a 40% common equity in the joint venture. The Company’s equity interest in the joint venture is accounted for under the equity method of accounting through the construction and lease up period. Woodfield personally guaranteed the loan and will be managing the projects day to day operations. Major decisions for the entity must be made unanimously between both members.

On December 23, 2019 the Company and Woodfield formed a joint venture to develop a 200-unit multifamily apartment project located at 1430 Hampton Avenue, Greenville, SC. The project is located in an Opportunity Zone, which provides tax benefits in the new communities’ development program as established by Congress in the Tax Cuts and Jobs Act of 2017. The Company contributed $6.2 million in exchange for a 40% common equity in the joint venture. The Company’s equity interest in the joint venture is accounted for under the equity method of accounting through the construction and lease up period. Woodfield personally guaranteed the loan and will be managing the projects day to day operations. Major decisions for the entity must be made unanimously between both members.

Investments in Joint Ventures (in thousands):

					The
					Company's
					Share of Profit
	Common	Total	Total Assets of	Profit (Loss)	(Loss) of the
	Ownership	Investment	The Partnership	Of the Partnership	Partnership (1)

As of December 31, 2019
Brooksville Quarry, LLC	50.00%	$7,499	14,316	(84)	(42)
BC FRP Realty, LLC	50.00%	5,391	22,969	(1,114)	(591)
RiverFront Holdings II, LLC	80.00%	25,975	88,235	(95)	(871)
Bryant Street Partnerships	61.36%	58,353	96,477	260	(573)
Hyde Park		3,492	3,492	—	—
DST Hickory Creek	26.65%	6,000	49,369	(168)	123
Amber Ridge Loan		509	509	—	—
1800 Half St. Owner, LLC	59.73%	37,314	40,161	—	—
Greenville/Woodfield Partnerships	40.00%	15,919	19,214	—	—
Total		$160,452	334,742	(1,201)	(1,954)

As of December 31, 2018
Brooksville Quarry, LLC	50.00%	$7,449	14,325	(122)	(61)
BC FRP Realty, LLC	50.00%	5,976	21,371	—	—
Hyde Park		594	594	39	39
RiverFront Holdings II, LLC	80.00%	19,865	38,869	(66)	(66)
Bryant Street Partnerships	61.36%	55,000	77,541	—	—
Total		$88,884	152,700	(149)	(88)

(1): RiverFront Holdings II, LLC includes $788,000 for the Company’s share of preferred interest. Bryant Street Partnerships includes $444,000 the Company’s share of preferred interest and $373,000 amortization of guarantee liability related to the Bryant Street loan.

The Company’s Investments in Joint Ventures as of December 31, 2019 are summarized in the following two tables (in thousands):

	As of December 31, 2019					Total
	RiverFront	Bryant Street	DST Hickory	1800 Half St.	Greenville/	Apartment/
	Holdings II, LLC	Partnership	Creek	Partnership	Woodfield	Mixed Use

Investments in real estate, net	$87,521	95,903	46,685	14,391	1,889	$246,389
Cash and cash equivalents	630	387	1,764	25,770	17,325	45,876
Unrealized rents & receivables	82	158	446	0	0	686
Deferred costs	2	29	474	0	0	505
Total Assets	$88,235	96,477	49,369	40,161	19,214	$293,456

Secured notes payable	$38,564	1,660	29,246	0	0	$69,470
Other liabilities	6,771	17,183	120	1,363	1,889	27,326
Capital - FRP	37,284	57,479	6,000	37,314	15,919	153,996
Capital - Third Parties	5,616	20,155	14,003	1,484	1,406	42,664
Total Liabilities and Capital	$88,235	96,477	49,369	40,161	19,214	$293,456

	As of December 31, 2019
	Brooksville	BC FRP		Amber Ridge	Apartment/	Grand
	Quarry, LLC	Realty, LLC	Hyde Park	Loan	Mixed Use	Total

Investments in real estate, net.	$14,293	22,423	3,492	509	246,389	$287,106
Cash and cash equivalents	18	15	0	0	45,876	45,909
Unrealized rents & receivables	0	220	0	0	686	906
Deferred costs	5	311	0	0	505	821
Total Assets	$14,316	22,969	3,492	509	293,456	$334,742

Secured notes payable	$0	12,103	0	0	69,470	$81,573
Other liabilities	2	196	0	0	27,326	27,524
Capital - FRP	7,500	5,335	3,492	509	153,996	170,832
Capital - Third Parties	6,814	5,335	0	0	42,664	54,813
Total Liabilities and Capital	$14,316	22,969	3,492	509	293,456	$334,742

The Company’s capital recorded by the unconsolidated Joint Ventures is $10,380,000 more than the Investment in Joint Ventures reported in the Company’s consolidated balance sheet due to the lower basis in property contributed.

	As of December 31, 2018
	Brooksville	BC FRP		RiverFront	Bryant Street
	Quarry, LLC	Realty, LLC	Hyde Park	Holdings II, LLC	Partnerships	Total

Investments in real estate, net	$14,299	21,352	594	38,793	41,821	$116,859
Cash and cash equivalents	20	11	—	76	35,670	35,777
Deferred costs	6	8	—	—	50	64
Total Assets	$14,325	21,371	594	38,869	77,541	$152,700

Secured notes payable	$—	9,549	—	—	—	$9,549
Other liabilities	119	38	—	1,887	2,886	4,930
Capital – FRP	7,449	5,892	594	31,347	55,000	100,282
Capital - Third Parties	6,757	5,892	—	5,635	19,655	37,939
Total Liabilities and Capital	$14,325	21,371	594	38,869	77,541	$152,700

The amount of consolidated retained earnings for these joint ventures was $(4,127,000) and $(2,702,000) as of December 31, 2019 and December 31, 2018, respectively.